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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors of
Herley Industries, Inc.:


        As independent public accountants, we hereby consent to the use of our report dated September 17, 1997 and to all references to our Firm included in this Form S-1 Registration Statement.




                                                  /s/ Arthur Andersen LLP
                                           -------------------------------------
                                                      Arthur Andersen LLP


Lancaster, PA.
November 6, 1997